Inventories, net - Schedule of Inventories Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Inventory [Line Items]
Finished goods	¥ 36,224		¥ 34,577
Work in process	9,756		10,399
Raw materials	20,686		34,184
Inventories	66,666		79,160
Less: inventory provision	(24,899)		(1,378)
Total	¥ 41,767	$ 5,883	¥ 77,782